Exhibit 10.11

Contract # 1.2254

SERVICE AGREEMENT

between

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

and

WASHINGTON GAS LIGHT COMPANY

Dated

January 1, 1996

AGREEMENT ID
193.0

SERVICE AGREEMENT

      THIS AGREEMENT entered into this 1st day of January, 1996 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as “Seller,” first party, and WASHINGTON GAS LIGHT COMPANY, hereinafter referred to as “Buyer,” second party,

W I T N E S S E T H

      WHEREAS, Seller and Buyer are parties to a firm transportation agreement dated February 1, 1992 (TGPL system contract number .3705); and

      WHEREAS, Seller and Frederick Gas Company, Inc. are parties to a firm transportation agreement dated February 1, 1992 (TGPL system contract number .3927); and

      WHEREAS, as a result of the merger of Buyer and its subsidiary Frederick Gas Company, Inc. effective January 1, 1996, Frederick Gas Company, Inc. will no longer exist as a separate entity; and

      WHEREAS, Buyer wishes to consolidate such firm transportation agreements into one agreement, effective as of the date of the merger, for purposes of administrative ease; and

      NOW, THEREFORE, Seller and Buyer agree as follows:

ARTICLE I

GAS TRANSPORTATION SERVICE

      1.     Subject to the terms and provisions of this agreement and of Seller’s Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity (“TCQ”) of 59,500 Mcf per day.

      2.     Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller’s FERC Gas Tariff.

ARTICLE II

POINT(S) OF RECEIPT

      Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller’s pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) of Seller’s pipeline system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller’s pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

      See Exhibit A, attached hereto, for points of receipt.

2

SERVICE AGREEMENT (CONTINUED)

ARTICLE III

POINT(S) OF DELIVERY

      Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

      See Exhibit B, attached hereto, for points of delivery and pressures.

ARTICLE IV

TERM OF AGREEMENT

      This agreement shall be effective as of January 1, 1996 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time March 31, 2009 and thereafter until terminated by Seller or Buyer upon at least three (3) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller’s reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 32 of the General Terms and Conditions of Seller’s Volume No. 1 Tariff. As set forth in Section 8 of Article II of Seller’s August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et. al., (a) pregranted abandonment under Section 284.221(d) of the Commission’s Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller’s Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

ARTICLE V

RATE SCHEDULE AND PRICE

      1.     Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller’s Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller’s FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

      2.     Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller’s Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

      3.     In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller’s Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer’s request for service under Seller’s Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

3

SERVICE AGREEMENT (CONTINUED)

ARTICLE VI

MISCELLANEOUS

      1.     This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

One Service Agreement between Buyer and Seller, dated February 1, 1992 (TGPL system contract number .3705); and
One Service Agreement between Frederick Gas Company, Inc. and Seller dated February 1, 1992 (TGPL system contract number .3927).

      2.     No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

      3.     The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

      4.     This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

      5.     Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

(a)	If to Seller: Transcontinental Gas Pipe Line Corporation P.O. Box 1396 Houston, Texas, 77251-1396 Attention: Vice President - Customer Service

(b)	If to Buyer: Washington Gas Light Company 6801 Industrial Road Springfield, VA 22151 Attention; Stephen J. Shaiko Executive Director - Gas Supply

      Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

4

SERVICE AGREEMENT (CONTINUED)

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION (Seller)

By:	/s/ Frank J. Ferazzi Frank J. Ferazzi Vice President-Customer Service

WASHINGTON GAS LIGHT COMPANY (Buyer)

By: Title:	/s/ James H. DeGraffenreidt, Jr. James H. DeGraffenreidt, Jr. President and Chief Operating Officer

EXHIBIT A

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
1.	Suction Side of Seller’s Compressor Station 30 at the Existing Point of Interconnection between Seller’s Central Texas Lateral and Seller’s Mainline at Wharton County, Texas. (Station 30 TP#7133)	10,115
2.	Existing Point of Interconnection between Seller and Valero Transmission Company (Seller Meter No. 3396) at Wharton County, Texas. (Wharton Valero TP#6690)	10,115
3.	Existing Point of Interconnection between Seller and Meter named Spanish Camp (Seller Meter No. 3365) Wharton County, Texas. (Spanish Camp-Delhi TP#6895)	10,115
4.	Existing Point of Interconnection between Seller and Meter named Denton Cooley #1 (Seller Meter No. 3331), In Fort Bend County, Texas (Denton Cooley #1-TP#1106)	10,115
5.	Existing Point of Interconnection between Seller and Meter named Randon East (Fulshear)(Seller Meter No. 1427), in Fort Bend County, Texas. (Randon East (Fulshear) TP#299)	10,115
6.	Existing Point of Interconnection between Seller and Houston Pipeline Company (Seller Meter No. 3364) At Fulshear, Fort Bend County, Texas. (Fulshear-HPL TP#6097)	10,115

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
7.	Existing Point of Interconnection between Seller and Meter named White Oak Bayou-Exxon Gas System, Inc. (Seller Meter No.3545) in Harris County, Texas. (White Oak Bayou-EGSI-TP#1036)	10,115
8.	Existing Point of Interconnection between Seller and Houston Pipeline Company (Seller Meter No. 4359) at Bammel, Harris County, Texas. (Bammel-HPL TP#6014)	10,115
9.	Existing Point of Interconnection between Seller and Delhi Pipeline Company (Seller Meter No. 3346) at Hardin County, Texas. (Hardin-Delhi TP#6696)	10,115
10.	Existing Point of Interconnection between Seller and Meter named Vidor Field Junction (Seller Meter No. 3554), in Jasper County, Texas. (Vidor Field Junction-TP#2337)	10,115
11.	Existing Point of Interconnection between Seller and Meter named Starks McConathy (Seller Meter No. 3535), in Calcasieu Parish, Louisiana. (Starks McConathy-TP#7346)	10,115
12.	Existing Point of Interconnection between Seller and Meter named DeQuincy Intercon (Seller Meter No. 2698), in Calcasieu Parish, Louisiana. (DeQuincy Intercon-TP#7035)	10,115

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
13.	Existing Point of Interconnection between Seller and Meter named DeQuincy Great Scott (Seller Meter No. 3357), in Calcasieu Parish, Louisiana. (DeQuincy Great Scott-TP#6809)	10,115
14.	Existing Point of Interconnection between Seller and Meter named Perkins-Phillips (Seller Meter No. 3532), in Calcasieu Parish, Louisiana. (Perkins-Phillips-TP#7508)	10,115
15.	Existing Point of Interconnection between Seller and Meter named Perkins (Intercon) (Seller Meter No. 3395), in Calcasieu Parish, Louisiana. (Perkins (Intercon)-TP#7036)	10,115
16.	Existing Point of Interconnection between Seller and Meter named Perkins East (Seller Meter No. 2369), in Beauregard Parish, Louisiana. (PerkinsEast-TP#139)	10,115
17.	Discharge Side of Seller’s Compressor Station 45 at the Existing point of Interconnection between Seller’s Southwest Louisiana Lateral and Seller’s Mainline Beauregard Parish, Louisiana. (Station 45 TP#7101)	24,990
18.	Existing Point of Interconnection between Seller and Texas Eastern Transmission Corporation, (Seller Meter No. 4198) at Ragley, Beauregard Parish, Louisiana. (Ragley-TET TP#6217)	24,990

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
19.	Existing Point of Interconnection between Seller and Trunkline Gas Company (Seller Meter No. 4215) at Ragley, Beauregard Parish, Louisiana. (Ragley-Trunkline TP#6218)	24,990
20.	Existing Point of Interconnection between Seller and Tennessee Gas Transmission Company (Seller Meter No. 3371) at Kinder, Allen Parish, Louisiana. (Kinder TGT-TP#6149)**	24,990
21.	Existing Point of Interconnection between Seller and Texas Gas Transmission Corporation (Seller Meter Nos. 3227, 4314, 4457) at Eunice, Evangeline Parish, Louisiana. (Eunice Mamou Tx. Gas TP#6923)	24,990
22.	Suction Side of Seller’s Compressor Station 50 at the Existing Point of Interconnection between Seller’s Central Louisiana Lateral and Seller’s Mainline Evangeline Parish, Louisiana. (Station 50 TP#6948)	36,295
23.	Existing Point of Interconnection between Seller and Columbia Gulf Transmission Corporation (Seller Meter No. 3142) at Eunice, Evangeline Parish, Louisiana. (Eunice Evangeline Col. Gulf TP#6414)	36,295
24.	Discharge Side of Seller’s Compressor Station 54 at Seller’s Washington Storage Field, St. Landry parish, Louisiana (Station 54 TP#6768)	36,295

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
25.	Existing Point of Interconnection between Seller and Acadian Pipeline (Seller Meter No. 3506) in Pointe Coupee Parish, Louisiana. (Morganza-Acadian Pipeline TP#7060)	36,295
26.	Existing Point of Interconnection (Seller Meter No. 3272) at M.P. 566.92, Morganza Field, Pointe Coupee Parish, Louisiana. (Morganza Field — TP#576)	36,295
27.	Existing Point of Interconnection between Seller and Meter named West Feliciana Parish-Creole (Seller Meter No. 4464), in West Feliciana Parish, Louisiana. (West Feliciana Parish-Creole TP#7165)	36,295
28.	Existing Point of Interconnection between Seller and Mid-Louisiana Gas Company (Seller Meter Nos. 4137, 4184, 3229) at Ethel, East Feliciana Parish, Louisiana. (Ethel-Mid LA TP#6083)	36,295
29.	Existing Point of Interconnection between Seller and Meter named Liverpool Northwest (Seller Meter No. 3390), in St. Helena Parish, Louisiana. (Liverpool Northwest- TP#6757)	36,295
30.	Suction Side of Seller’s Compressor Station 62 on Seller’s Southeast Louisiana Lateral in Terrebonne Parish Louisiana. (Station 62 TP#7141)	23,205
31.	Existing Point of Interconnection between Seller and Meter named Texas Gas — TLIPCO-Thibodeaux (Seller Meter No. 3533), in Lafourche Parish, Louisiana. (TXGT-TLIPCO-Thibodeaux-TP#7206)	23,205

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
32.	Existing Point of Interconnection between Seller and Meter named Romeville-Monterey Pipeline (Seller Meter No. 4410), in St. James Parish, Louisiana. (Romeville-Monterey Pipeline-TP#580)	23,205
33.	Existing Point of Interconnection between Seller and Meter named St. James CCIPC (Seller Meter No. 4462), in St. James Parish, Louisiana. (St. James CCIPC-TP#7164)**	23,205
34.	Existing Point of Interconnection between Seller and Meter named St. James Faustina (St. Amelia) (Seller Meter No. 3328), in St. James Parish, Louisiana. (St. James Faustina (St. Amelia) TP#6268)**	23,205
35.	Existing Point of Interconnection between Seller and Meter named St. James Acadian (Seller Meter No. 4366), in St. James Parish, Louisiana. (St. James Acadian-TP#6677)**	23,205
36.	Existing Point of Interconnection between Seller and Meter Named Livingston-Flare (Seller Meter No. 3540), in Livingston Parish, Louisiana. (Livingston-Flare-TP#8739)	23,205
37.	Existing Point of Interconnection between Seller and Florida Gas Transmission Company (Seller Meter No. 3217) at St. Helena, St. Helena Parish, Louisiana. (St. Helena FGT-TP#6267)	23,205

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
38.	Existing Point of Interconnection between Seller and Meter named Beaver Dam Creek (Seller Meter No. 3536), in St. Helena Parish, Louisiana. (Beaver Dam Creek- TP#8218)	23,205
39.	Suction Side of Seller’s Compressor Station 65 at the Existing Point of Interconnection between Seller’s Southeast Louisiana Lateral and Seller’s Mainline St. Helena Parish, Louisiana. (Station 65 TP#6685)	59,500
40.	Existing Point of Interconnection between Seller and Meter named Amite County/Koch (Seller Meter No. 3332), in Amite County, Mississippi (Amite County/Koch-TP#6701)	59,500
41.	Existing Point of Interconnection between Seller and Meter named McComb (Seller Meter No. 3461), in Pike County, Mississippi. (McComb-TP#6446)	59,500
42.	Existing Point of Interconnection between Seller and United Gas Pipe Line Company at Holmesville (Seller Meter No. 3150), Pike County, Mississippi. (Holmesville-United TP#6128)	59,500
43.	Discharge Side of Seller’s Compressor Station 70 at M.P. 661.77 in Walthall County, Mississippi. (M.P. 661.77- Station 70 Discharge-TP#7142)	59,500
44.	Existing Point of Interconnection between Seller and United Gas Pipe Line Company at Walthall (Seller Meter No. 3095), Walthall County, Mississippi. (Walthall -UGPL TP#6310)	59,500

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
45.	Existing Point of Interconnection between Seller and Meter named Darbun- Pruett 34-10 (Seller Meter No. 3446) at M.P. 668.46 on Seller’s Main Transmission Line, Darbun Field, Walthall County, Mississippi. (Darbun Pruett TP#6750)	59,500
46.	Existing Point of Interconnection between Seller and Meter named Ivy Newsome (Seller Meter No. 3413) in Marion County, Mississippi. (Ivy Newsome-TP#6179)	59,500
47.	Existing Point of Interconnection between Seller and West Oakvale Field at M.P. 680.47-Marion County, Mississippi. (M.P. 680.47-West Oakvale Field-TP#7144)	59,500
48.	Existing Point of Interconnection between Seller and East Morgantown Field at M.P. 680.47 in Marion County, Mississippi. (M.P. 680.47-E. Morgantown Field-TP#7145)	59,500
49.	Existing Point, of Interconnection between Seller and Greens Creek Field, at M.P. 681.84 Marion County, Mississippi. (M. P. 681.84 Greens Creek Field TP#7146)	59,500
50.	Existing Point of Interconnection between Seller and Meter named M.P.685.00-Oakvale Unit 6-6 in Jefferson Davis County, Mississippi. (M.P. 685.00-Oakvale Unit 6-6 -TP#1376)	59,500
51.	Existing Point of Interconnection between Seller and Meter named M.P. 687.23-Oakvale Field in Marion County, Mississippi. (M.P. 687.23-Oakvale Field-TP#7147)	59,500

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
52.	Existing Point of Interconnection between Seller and Bassfield at named M.P. 696.40 in Marion County, Mississippi. (M.P. 696.40 Bassfield-TP#9439)	59,500
53.	Existing Point of Interconnection between Seller and Meter named Lithium/Holiday Creek -Frm (Seller Meter No. 3418), in Jefferson Davis County, Mississippi. (Lithium/Holiday Creek-Fm-TP#7041)	59,500
54.	Existing Point of Interconnection between Seller and S. W. Sumrall Field and Holiday Creek at M.P. 692.05-Holiday Creek in Jefferson Davis, Mississippi. (M.P. 692.05 -Holiday Creek-TP#7159)	59,500
55.	Existing Point of Interconnection between Seller and ANR Pipe Line Company at Holiday Creek (Seller Meter No. 3241), Jefferson Davis County, Mississippi. (Holiday Creek-ANR TP#398)	59,500
56.	Existing Point of Interconnection between Seller and Mississippi Fuel Company at Jeff Davis (Seller Meter No. 3252), Jefferson Davis County, Mississippi. (Jefferson Davis County-Miss Fuels TP#6579)	59,500
57.	Existing Point of Interconnection between Seller and Meter named Jefferson Davis-Frm (Seller Meter No. 4420), in Jefferson Davis County, Mississippi. (Jefferson Davis-Fm- TP#7033)	59,500

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
58.	Existing Point of Interconnection between Seller and Carson Dome Field M.P. 696.41, in Jefferson Davis County, Mississippi. (M.P. 696.41-Carson Dome Field-TP#7148)	59,500
59.	Existing Point of Interconnection between Seller and Meter Station named Bassfield-ANR Company at M.P. 703.17 on Seller’s Main Transmission Line (Seller Meter No. 3238), Covington County, Mississippi. (Bassfield-ANR TP#7029)	59,500
60.	Existing Point of Interconnection between Seller and Meter named Patti Bihm #1 (Seller Meter No. 3468), in Covington County, Mississippi. (Patti Bihm #1-TP#7629)	59,500
61.	Discharge Side of Seller’s Compressor at Seller’s Eminence Storage Field (Seller Meter No. 4166 and 3160) Covington County, Mississippi. (Eminence Storage TP#5561)	59,500
62.	Existing Point of Interconnection between Seller and Dont Dome Field at M.P. 713.39 in Covington, County, Mississippi. (M.P. 713.39-Dont Dome-TP#1396)	59,500
63.	Existing Point of Interconnection between Seller and Endevco in Covington County, Mississippi. (Hattiesburg- Interconnect storage TP#1686)	59,500
64.	Existing Point at M.P. 719.58 on Seller’s Main Transmission Line (Seller Meter No. 3544), Centerville Dome Field, Jones County, Mississippi. (Centerville Dome Field-TP#1532)	59,500

		Buyer's
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
65.	Existing Point of Interconnection between Seller and Meter named Calhoun (Seller Meter No. 3404), in Jones County, Mississippi. (Calhoun- TP#378)	59,500
66.	Existing Point at M.P. 727.78 on Seller’s Main Transmission Line, Jones County, Mississippi. (Jones County-Gitano TP#7166)	59,500
67.	Existing Point of Interconnection between Seller and a Meter named Koch Reedy Creek (Seller Meter No. 3333), Jones County, Mississippi. (Reedy Creek- Koch TP#670)	59,500
68.	Existing Point of Interconnection between Seller and Meter named Sharon Field (Seller Meter No. 3000), in Jones County, Mississippi. (Sharon Field-TP#419)	59,500
69.	Existing Point of Interconnection between Seller and Tennessee Gas Transmission Company at Heidelberg (Seller Meter No. 3109), Jasper County, Mississippi. (Heidelberg- Tennessee TP#6120)	59,500
70.	Existing Point of Interconnection between Seller and Mississippi Fuel Company at Clarke (Seller Meter No. 3254), Clarke County, Mississippi. (Clarke County-Miss Fuels TP#6047)	59,500

		Buyer’s
		Cumulative
		Mainline Capacity
		Entitlement
Point(s) of Receipt		(Mcf/day)*
71.	Existing Point of Interconnection between Seller and Meter named Clarke County-Koch at M.P. 757.29 in Clarke County, Mississippi. (Clarke County- Koch-TP#5566)	59,500
72.	Existing Point of Interconnection between Seller’s mainline and Mobile Bay Lateral at M. P. 784.66 in Choctaw County, Alabama. (Station 85 - Mainline Pool TP#6971)	59,500
73.	Existing Point of Interconnection between Seller and Magnolia Pipeline in Chilton County, Alabama. (Magnolia Pipeline Interconnect-TP#1808)	59,500
74.	Existing Point of Interconnection between Seller and Southern Natural Gas Company, (Seller Meter No. 4087) at Jonesboro, Clayton County, Georgia. (Jonesboro-SNG- TP#6141)	59,500
75.	Existing Point of Interconnection between Seller and Columbia Gas Transmission (Seller Meter No. 7157 at Dranesville, Fairfax County, Virginia. (Dranesville-Colgas- TP#6068) **	4,500

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer’s Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

*	These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**	Receipt of gas by displacement only.

EXHIBIT B

		Maximum Daily
Point(s) of Delivery and Pressures**		Firm Quantity (Mcf/d)***
1.	Station 54 *
2.	Herndon Meter Station, located at milepost 1598.81 on Seller’s main transmission line, adjacent to State Highway 1212 on the east side and State Highway 606 on the north side Fairfax County, Virginia.			55,000
3	Bull Run Meter Station, located at milepost 1583.35 on Seller’s main transmission line, adjacent to Transco’s Compressor Station 185 located in Prince William County, Virginia.	55,000 *	1.035 =	56,925	DTH/D
4.	Frederick Meter Station, located at milepost 1614.46 on Seller’s main transmission line near Maryland State Highway No. 115, approximately 3-1/2 miles northeasterly from the City of Rockville, Montgomery County, Maryland.	4,500 *	1.035 =	4,658	DTH/C

				61,583
5.	Seller’s Eminence Storage Field Covington County, Mississippi.			59,500

*Delivery to Seller’s Washington Storage Field for injection into storage is subject to the terms, conditions and limitations of Seller’s WSS Rate Schedule.

**Subject to the conditions contained in this Agreement, Seller shall make deliveries of gas for the account of Buyer at the Point(s) of Delivery specified above at such pressures as may be available from time to time in Seller’s line serving such Point(s) of Delivery not to exceed maximum allowable operating pressure, but not less that the minimum pressure specified in either Seller’s FERC tariff or any other superseding agreements for service for deliveries at the Point(s) of Delivery.

***For reservation charge billing purposes 55,000 Mcf/d will be billed at the Zone 5 rate and 4,500 Mfc/d at the Zone 6 rate. For commodity volumes, all volumes delivered at the Herndon and Bull Run meter stations will be billed at the Zone 5 commodity rate and all volumes delivered at the Frederick meter station will be billed at the Zone 6 commodity rate.